UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 22, 2009

PETROHAWK ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33334	86-0876964
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1000 Louisiana St., Suite 5600, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (832) 204-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On January 22, 2009, Petrohawk Energy Corporation (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with J.P. Morgan Securities Inc., on behalf the initial purchasers named therein (the “Initial Purchasers”), by which the Company agreed to issue and sell, and the Initial Purchasers agreed to purchase, $600 million aggregate principal amount of 10 1/2% Senior Notes due 2014 (the “Notes”) in accordance with a private placement conducted pursuant to Rule 144A under the Securities Act of 1933, as amended. The Notes were sold to investors at 100% of the aggregate principal amount of the Notes. The Notes were priced at 91.279% of the face value to yield 12 3/4% to maturity. The net proceeds from the sale of the Notes were approximately $535.4 million (after deducting the Initial Purchasers discounts and estimated offering expenses, including commissions). Interest on the Notes is payable on February 1 and August 1 of each year, beginning on August 1, 2009.
     The Purchase Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions whereby the Company and its existing subsidiaries, on the one hand, and the Initial Purchasers, on the other, have agreed to indemnify each other against certain liabilities.
     The Notes were issued under and are governed by an indenture dated January 27, 2009 (the “Indenture”), between the Company, U.S. Bank Trust National Association, as trustee (“Trustee”), and each of the Company’s existing subsidiaries (the “Guarantors”). The Indenture contains customary terms, events of defaults and covenants relating to, among other things, the incurrence of debt and limitations on asset sales. On or after February 1, 2012, the Company may redeem some or all of the Notes at a purchase price equal to 110.500% of the principal amount of the Notes, plus accrued and unpaid interest, if any, with such optional redemption prices decreasing to 105.250% and 100.000% of the principal amount of the Notes in 2013 and 2014, respectively. Before February 1, 2012, the Company may redeem up to 35% of the aggregate principal amount of the Notes with the net proceeds of certain equity offerings at 110.500% of the aggregate principal amount thereof, plus accrued and unpaid interest. If the Company experiences a change of control, the holders of the Notes may require the Company to purchase for cash all or a portion of their Notes at a purchase price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any.
     The Notes are senior unsecured obligations of the Company and rank equally in right of payment with all of the Company’s senior debt and senior to any subordinated debt. The Notes are guaranteed on a senior unsecured basis by the Guarantors. The guarantees will rank equally in right of payment with all of the senior debt of the Guarantors. The Notes and guarantees are effectively subordinated to any secured debt, to the extent of the assets securing such debt, including indebtedness under the Company’s senior revolving credit facility.
     In connection with the sale of the Notes, the Company and the Guarantors entered into a registration rights agreement, dated January 27, 2009 (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Company has agreed to file a registration statement with the U.S. Securities and Exchange Commission to register an offer to exchange the Notes for registered notes with substantially identical terms, by April 27, 2009. Additionally, the Company and the Guarantors may be required to file a shelf registration statement to cover resales of the Notes in certain circumstances. If the Company and the Guarantors fail to satisfy these obligations, the Company may be required to pay additional interest to holders of the Notes under certain circumstances.
     A copy of the Purchase Agreement is filed herewith as Exhibit 10.1 and incorporated herein by reference. Copies of the Indenture and Registration Rights Agreement are filed herewith as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference. The foregoing summaries do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, the Indenture and the Registration Rights Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     Please see the information set forth in Item 1.01 above, which is incorporated by reference into this Item 2.03.
Item 8.01. Other Events.
     Attached hereto as Exhibit 99.1, and incorporated herein by reference, is a press release we issued dated January 22, 2009, regarding the pricing of the Company’s private placement of the Notes.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits. The following exhibits are filed as part of this current report on Form 8-K:

Exhibit No.	Item

4.1	Indenture, dated January 27, 2009, among the Company, the subsidiary guarantors named therein, and U.S. Bank Trust National Association.

4.2
Registration Rights Agreement, dated January 27, 2009, among the Company, the subsidiary guarantors named therein, and J.P. Morgan Securities Inc., on behalf of J.P. Morgan Securities Inc., BNP Paribas Securities Corp., Wachovia Capital Markets, LLC, Banc of America Securities LLC, BMO Capital Markets Corp., Barclays Capital Inc., Fortis Securities LLC, Calyon Securities (USA) Inc., RBC Capital Markets Corporation, Capital One Southcoast, Inc., Wedbush Morgan Securities Inc., Natixis Bleichroeder Inc., Citigroup Global Markets Inc., BBVA Securities, Inc., and Piper Jaffray & Co.

10.1
Purchase Agreement dated January 22, 2009, among the Company and J.P. Morgan Securities Inc., on behalf of J.P. Morgan Securities Inc., BNP Paribas Securities Corp., Wachovia Capital Markets, LLC, Banc of America Securities LLC, BMO Capital Markets Corp., Barclays Capital Inc., Fortis Securities LLC, Calyon Securities (USA) Inc., RBC Capital Markets Corporation, Capital One Southcoast, Inc., Wedbush Morgan Securities Inc., Natixis Bleichroeder Inc., Citigroup Global Markets Inc., BBVA Securities, Inc., and Piper Jaffray & Co.

99.1	Press Release of Petrohawk Energy Corporation dated January 22, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PETROHAWK ENERGY CORPORATION
Date: January 28, 2009	By:	/s/ C. Byron Charboneau
C. Byron Charboneau
Vice President—Chief Accounting Officer and Controller

INDEX TO EXHIBITS

Exhibit No.	Item

4.1	Indenture, dated January 27, 2009, among the Company, the subsidiary guarantors named therein, and U.S. Bank Trust National Association.

4.2
Registration Rights Agreement, dated January 27, 2009, among the Company, the subsidiary guarantors named therein, and J.P. Morgan Securities Inc., on behalf of J.P. Morgan Securities Inc., BNP Paribas Securities Corp., Wachovia Capital Markets, LLC, Banc of America Securities LLC, BMO Capital Markets Corp., Barclays Capital Inc., Fortis Securities LLC, Calyon Securities (USA) Inc., RBC Capital Markets Corporation, Capital One Southcoast, Inc., Wedbush Morgan Securities Inc., Natixis Bleichroeder Inc., Citigroup Global Markets Inc., BBVA Securities, Inc., and Piper Jaffray & Co.

10.1
Purchase Agreement dated January 22, 2009, among the Company and J.P. Morgan Securities Inc., on behalf of J.P. Morgan Securities Inc., BNP Paribas Securities Corp., Wachovia Capital Markets, LLC, Banc of America Securities LLC, BMO Capital Markets Corp., Barclays Capital Inc., Fortis Securities LLC, Calyon Securities (USA) Inc., RBC Capital Markets Corporation, Capital One Southcoast, Inc., Wedbush Morgan Securities Inc., Natixis Bleichroeder Inc., Citigroup Global Markets Inc., BBVA Securities, Inc., and Piper Jaffray & Co.

99.1	Press Release of Petrohawk Energy Corporation dated January 22, 2009.